Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Cost
Vessels and other fixed assets, net	$ 1,775,081	$ 1,707,209
Vessels and other fixed assets
Cost
Vessels	2,184,841	2,037,737
Other fixed assets	2,015	1,898
Total cost	2,186,856	2,039,635
Accumulated depreciation	$ (411,775)	$ (332,426)